Supplement to the

Fund	Class I	Class II	Class III	Class IV	Institutional Class	Select Class
Government Portfolio	FIGXX	FCVXX	FCGXX			FGEXX
Money Market Portfolio	FMPXX	FCIXX	FCOXX		FNSXX	FMYXX
Prime Money Market Portfolio	FIDXX	FDOXX	FCDXX	FDVXX	FIPXX	FDIXX
Tax-Exempt Portfolio	FTCXX	FEXXX	FETXX			FSXXX
Treasury Only Portfolio	FSIXX	FOXXX	FOIXX	FOPXX		FTYXX
Treasury Portfolio	FISXX	FCEXX	FCSXX	FTVXX		FTUXX

Funds of Fidelity Colchester Street Trust

STATEMENT OF ADDITIONAL INFORMATION

May 30, 2012

The following information replaces the second paragraph found in the "Fund Holdings Information" section on page 43.

Each fund will provide a full list of holdings as of the last day of the previous month on www.advisor.fidelity.com. This information will be provided monthly by no later than the fifth business day of each month. The information will be available on the web site for a period of not less than six months.

IMMB-13-01  April 1, 2013
1.480584.120

Supplement to the

Money Market Portfolio

Class F (FMMXX)

A Fund of Fidelity Colchester Street Trust

STATEMENT OF ADDITIONAL INFORMATION

May 30, 2012

The following information replaces the second paragraph found in the "Fund Holdings Information" section on page 32.

The fund will provide a full list of holdings as of the last day of the previous month on www.fidelity.com. This information will be provided monthly by no later than the fifth business day of each month. The information will be available on the web site for a period of not less than six months.

IMM-FB-13-01  April 1, 2013
1.913479.102